Exhibit 1.1

EXECUTION VERSION

7,500,000 Shares

DASEKE, INC.

Common Stock

UNDERWRITING AGREEMENT

February 14, 2018

COWEN AND COMPANY, LLC

STIFEL, NICOLAUS & COMPANY, INCORPORATED

As representatives of the several Underwriters

named in Schedule I hereto

c/o Cowen and Company, LLC

599 Lexington Avenue, 27th Floor

New York, New York 10022

c/o Stifel, Nicolaus & Company, Incorporated

One South Street, 15th Floor

Baltimore, Maryland 21202

Ladies and Gentlemen:

Daseke, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”), and a certain shareholder of the Company named in Schedule II hereto (the “Selling Shareholder”) proposes to sell to the several Underwriters, an aggregate of 7,500,000 shares (the “Firm Shares”) of the common stock, par value $0.0001 per share, of the Company (“Common Stock”), of which 7,420,000 shares are to be issued and sold by the Company and 80,000 shares are to be sold by the Selling Shareholder as set forth in Schedule II hereto.  The Company also proposes to sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 1,125,000 shares of Common Stock (the “Option Shares”).  The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares.”

The Company and the Selling Shareholder confirm as follows their respective agreements with the Representatives and the several other Underwriters.

1.                                      (a)                                 The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date and each Option Closing Date, if any:

(i)                                     A registration statement on Form S-3 (File No. 333-216854) in respect of the Shares to be sold by the Selling Shareholder and one or more pre-effective amendments thereto and which includes a prospectus (together with the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), the “Resale Registration Statement”) and a registration statement on Form S-3 (File No. 333-218306) in respect of the Shares to be sold by the Company and one or more pre-effective amendments thereto and which includes a prospectus (together with the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, the “Primary Registration Statement”) have been filed with the Securities and Exchange Commission (the “Commission”). The prospectuses contained in the Resale Registration Statement and the Primary Registration Statement are collectively referred to as the “Base Prospectuses.” Each Initial Registration Statement (as defined herein) and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act, which became effective upon filing, no other document with respect to the Initial Registration Statements has heretofore been filed with the Commission; no stop order suspending the effectiveness of the Initial Registration Statements, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued, no proceeding for that purpose has been initiated or threatened by the Commission and any request on the part of the Commission for additional information from the Company has been satisfied in all material respects. Any reference in this Agreement to the “Initial Registration Statements” as of any time shall mean such Resale Registration Statement and such Primary Registration Statement, each as amended by any post-effective amendments thereto to such time, including any financial statements, exhibits and schedules thereto to such time, the Rule 462(b) Registration Statement and the information deemed pursuant to Rule 430B under the Securities Act (“Rule 430B”) to be part thereof (“Rule 430 Information”) (including any Rule 430 Information in any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act); and any reference in this Agreement to the “Registration Statements” without reference to a time means such Resale Registration Statement and such Primary Registration Statement, taken together, each as amended by any post-effective amendments thereto as of the time of the first contract of sale for any of the Shares, which time shall be considered the “new effective date” of such registration statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B, including any financial statements, exhibits and any schedules thereto as of such time, and any Rule 430 Information (including any Rule 430 Information in any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Securities Act). The Base Prospectuses, together with the prospectus supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares, are collectively referred to herein as the “Prospectus.” The Base Prospectuses, together with any preliminary prospectus supplement relating to the Shares filed with the Commission pursuant to

Rule 424(b) under the Securities Act (“Rule 424(b)”) that amends or supplements such prospectus and each other amendment or supplement to such prospectus from time to time until the date of the Prospectus, are collectively referred to in this Agreement as a “Preliminary Prospectus.” The Preliminary Prospectus relating to the Shares that was included in the Registration Statements immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus.” All references to the Registration Statements, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) and to include the documents incorporated by reference therein. The Resale Registration Statement, as of the execution of this Agreement, meets the requirements set forth in Rule 415(a)(1)(i) under the Securities Act and the Primary Registration Statement, as of the execution of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. The Company meets the requirements for use of the currently effective Registration Statements under Form S-3;

(ii)                                  (1)  at the respective times the Initial Registration Statements, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (as defined herein) (and, if any Option Shares are purchased, at each Option Closing Date) (as defined herein)), the Initial Registration Statements, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) at the time the Prospectus or any amendments or supplements thereto were issued and at the Closing Date (and, if any Option Shares are purchased, at each Option Closing Date), neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties in clauses (1) and (2) above shall not apply to statements in or omissions from the Registration Statements or the Prospectus made in reliance upon and in strict conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statements or the Prospectus, it being understood and agreed that the only such information provided by any Underwriter is that described as such in Section 10(b) hereof.  No order preventing or suspending the use of any Preliminary Prospectus or the Pricing Prospectus has been issued by the Commission;

Each Preliminary Prospectus, Pricing Prospectus and the Prospectus filed as part of the Initial Registration Statements as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the requirements of the Securities Act and the Rules and Regulations and each Preliminary Prospectus, Pricing Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

(iii)                               For the purposes of this Agreement, the “Applicable Time” is 8:05 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus (together with the pricing information set forth in Schedule III hereto, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iv)                              The Company has filed a registration statement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to register the Common Stock, and such registration statement has been declared effective; At the time of filing the Initial Registration Statements the Company was, and the Company currently is, an “ineligible issuer,” as defined under Rule 405 under the Securities Act;

(v)                                 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company and its subsidiaries (each, a “Subsidiary”), considered as one enterprise;

(vi)                              Each significant subsidiary of the Company, as such term is defined in Rule 1-02 of Regulation S-X under the Exchange Act (each, a “Significant Subsidiary”), has been duly incorporated (or organized) and is validly existing as a corporation (or other organization) in good standing under the laws of the jurisdiction of its incorporation (or organization) (to the extent the concept of good standing is applicable in such jurisdiction), with power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation (or other organization) for the transaction of business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company and its Subsidiaries, considered as one enterprise; all of the issued and outstanding capital stock (or other ownership interests) of each Significant Subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable (to the extent such concepts are applicable under relevant law) and is owned by the Company, directly or through its Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for those securing indebtedness under the Company’s existing term loan or revolving credit facility and described in the Registration Statements, Pricing Prospectus or the Prospectus;

(vii)                           The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Pricing Prospectus; and none of the issued and outstanding shares of capital stock of the Company are subject to any preemptive or similar rights;

(viii)                        The Shares have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; and the issuance of such Shares is not subject to any preemptive or similar rights;

(ix)                              This Agreement has been duly authorized, executed and delivered by the Company;

(x)                                 The issue and sale of the Shares to be sold by the Company hereunder, the execution of this Agreement by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the certificate or articles of incorporation or by-laws (or other organization documents) of the Company or any of its Subsidiaries or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except in the case of (A) or (C), where such conflict, breach, violation, default would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the general affairs, business, prospects, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares to be sold by the Company hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(xi)                              Grant Thornton LLP, Withum Smith+Brown, PC, Somerset CPAs, P.C., Boring & Goins, P.C. and BDO USA, LLP, who have each certified certain financial statements of the Company and its Subsidiaries or certain financial statements that are otherwise included in the Registration Statements, are independent public accountants as required by the Securities Act and the Rules and Regulations.  The financial statements, together with related schedules and notes, included in the Registration Statements and the Pricing Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its Subsidiaries on the basis stated in the Registration Statements at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statements.  The pro forma financial statements of the Company and its Subsidiaries and the related notes thereto included in the Registration Statements and the Pricing Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.  No financial statements or pro forma financial information are required to be filed with the Commission pursuant to Regulation S-X under the Exchange Act with respect to any acquisitions or dispositions by the Company since January 1, 2017, other than with respect to (a) the Company’s May 1, 2017 acquisition of Schilli Transportation Services, Inc. (and its affiliated entities), (b) the Company’s December 1, 2017 acquisition of Moore Freight Service, Inc., RT & L, LLC, JD and Partners, LLC, TM Transport and Leasing, LLC, and Rand, LLC and (c) the Company’s December 1, 2017 acquisition of Roadmaster Group, Inc. and subsidiaries and Roadmaster Equipment Leasing, Inc. and all subsidiaries.  The interactive data in eXtensible Business Reporting Language included in the Registration Statements fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(xii)                           Neither the Company nor any Significant Subsidiary has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statements and the Pricing Prospectus, (1) there has not been any change in the capital stock or long-term debt of the Company or any of the Significant Subsidiaries (other than as a result of the grant of any awards under the Company’s equity incentive plans that are referred to in the Prospectus), (2) there has not been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, considered as one enterprise, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by the Company or any of its Subsidiaries, whether or not in the ordinary course of business, which are material to the Company and its Subsidiaries, considered as one enterprise, or (4) except for regular cash dividends paid in connection with the Company’s Series A convertible preferred stock, $0.0001 par value, pursuant to the Certificate of Designations, Preferences, Rights and Limitations of the Series A Preferred Stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case, otherwise than as set forth or contemplated in the Pricing Prospectus;

(xiii)                        Neither the Company nor any of its Subsidiaries is (1) in violation of its certificate or articles of incorporation or by-laws (or other organization documents) or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its Subsidiaries, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(xiv)                       Each of the Company and each Subsidiary has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Pricing Prospectus, except where such failure of good and marketable title, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any Subsidiary;

(xv)                          Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or its Subsidiary, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in the Registration Statements or the Pricing Prospectus; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(xvi)                       The Company and its Subsidiaries possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them, except where the failure to so possess would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any written notice of proceedings relating to the revocation or material modification of any such Permits;

(xvii)                    The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively “Intellectual Property”) necessary to carrying on their businesses as described in the Pricing Prospectus, and neither the Company nor any of its Subsidiaries has received any correspondence relating to any Intellectual Property dispute or written notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of the Company and its Subsidiaries and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect;

(xviii)                 No material labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent.  The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect;

(xix)                       The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is customary for the conduct of their businesses in which they are engaged; and the Company has no reason to believe that either it or any Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(xx)                          The Company and each of its Subsidiaries have made and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (5) the interactive data in eXtensible Business Reporting Language included in the Registration Statements is in conformity with generally accepted accounting principles and is updated as necessary to comply in all material respects with the requirements of the Securities Act and the Commission’s rules and guidelines applicable thereto and present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its Subsidiaries on the basis stated in the Registration Statements at the respective dates or for the respective periods to which they apply;

(xxi)                       Since the date of the latest audited financial statements included in the Pricing Prospectus, (a) the Company has not been advised of (1) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its Subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its Subsidiaries, and (b) there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxii)                    The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure;

(xxiii)                 All United States federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed (or the Company has requested and received an extension thereon) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided, except insofar as the failure to file such returns or pay such taxes or assessments, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined;

(xxiv)                There are no statutes, regulations, documents or contracts of a character required to be described in the Registration Statements or the Pricing Prospectus or to be filed as an exhibit to the Registration Statements which are not described or filed as required;

(xxv)                   Neither the Company nor any of its Subsidiaries is in violation of any statute or any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, production, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim;

(xxvi)                Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any Subsidiary for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption;

(xxvii)    Neither the Company nor any of its Subsidiaries, nor any director or officer of the Company, nor, to the knowledge of the Company, any agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment;

(xxviii) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(xxix)                Except as disclosed in the Registration Statements or Pricing Prospectus, there are no persons with registration rights or other similar rights to have securities registered pursuant to the Registration Statements or otherwise registered by the Company under the Securities Act;

(xxx)                   The Company is not, and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Pricing Prospectus, will not be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended;

(xxxi)                The Company has not distributed and, prior to the later to occur of the Closing Date (as defined in Section 4 hereof) and completion of distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares, other than the Preliminary Prospectus, Pricing Prospectus and the Prospectus; and the Company

has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The Company (a) has not alone engaged in any Testing-the-Waters Communication and (b) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. From the time of the initial filing of the Initial Registration Statements with the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company”, as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”);

(xxxii)             The statistical and market and industry-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources;

(xxxiii)          Any certificate signed by any officer of the Company delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby;

(xxxiv)         The Company has not distributed any written materials that may be considered an “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Shares;

(xxxv)            The operations of the Company and its Subsidiaries are and have been conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder (including the USA PATRIOT Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “USA PATRIOT Act”)) and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency to the extent applicable to the Company and its Subsidiaries (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened; and

(xxxvi)         Neither the Company nor any of its Subsidiaries, nor the Company’s directors or officers, nor, to the knowledge of the Company, any of their respective agents, employees or controlled affiliates is currently subject to or the target of any sanctions administered or enforced by the U.S. government (including, but not limited to, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)) or any other relevant sanctions authorities (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions (including Cuba, the Crimea region of the Ukraine, Iran, North Korea, Sudan and Syria) (each a

“Sanctioned Country”). The Company and its Subsidiaries will not directly or indirectly use any of the net proceeds from the sale of Shares by the Company in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds to any Subsidiary, joint venture partner or other person or entity (A) for the purpose of funding any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or (B) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, dealer, investor or otherwise) of Sanctions. Neither the Company nor any of its Subsidiaries has engaged in any dealings or transactions with or for the direct benefit of a person that is currently the subject of any Sanctions, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or any of its Subsidiaries have any plans to increase its dealings or transactions with or for the benefit of such persons or with or in such Sanctioned Countries.

(b)                                 The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date:

(i)                                     All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement and for the sale and delivery of the Shares to be sold by the Selling Shareholder hereunder, have been obtained; and the Selling Shareholder has full legal capacity or right, and (as applicable) power and authority, to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder hereunder;

(ii)                                  This Agreement has been duly authorized, executed and delivered by the Selling Shareholder;

(iii)                               The sale of the Shares to be sold by the Selling Shareholder hereunder, the execution of this Agreement by the Selling Shareholder and the compliance by the Selling Shareholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default in any material respect under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares to be sold by the Selling Shareholder hereunder or the consummation by the Selling Shareholder of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

(iv)                              The Selling Shareholder has, and immediately prior to the Closing Date will have, good and valid title to the Shares (or security entitlement thereto) to be sold by the Selling Shareholder hereunder on such date free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares (or security entitlement thereto), free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(v)                                 The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(vi)                              There are no legal or governmental proceedings pending to which the Selling Shareholder is a party or of which any property of the Selling Shareholder is the subject which, if determined adversely to the Selling Shareholder, individually or in the aggregate, would prevent or impair the consummation of the transactions contemplated by this Agreement;

(vii)                           All information provided by the Selling Shareholder to the Company or the Representatives in connection with the transactions contemplated hereby do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the representations and warranties set forth in this Section 1(b)(vii) are limited to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished to the Company or the Representatives by the Selling Shareholder expressly for use in the Registration Statements, the Pricing Prospectus or the Prospectus;

(viii)                        The Selling Shareholder’s entry, as of the date hereof, into this Agreement, and the Selling Shareholder’s consummation of the transactions contemplated hereby, are not prompted by any material non-public information concerning the Company or any of its Subsidiaries; and

(ix)                              Any certificate signed by, or on behalf of, the Selling Shareholder delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Shareholder to the Underwriters as to the matters covered thereby.

2.                                      Subject to the terms and conditions herein set forth, (a) each of the Company and the Selling Shareholder agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Company and the Selling Shareholder, at a purchase price per share of $9.9905 (the “Purchase Price”), the number of Firm Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company hereunder or the Selling Shareholder as set forth opposite the name of the Company or the Selling Shareholder in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and the Selling Shareholder hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Option Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the Purchase Price, the number of Option Shares as to which such election shall have been exercised.

The Company hereby grants to the Underwriters the right to purchase at their election up to 1,125,000 Option Shares, at the Purchase Price, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares.  The Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered, as determined by the Representatives but in no event earlier than the Closing Date or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3.                                      It is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

4.                                      The Company and the Selling Shareholder will deliver the Firm Shares to the Representatives through the facilities of the Depository Trust Company (“DTC”) for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company, in the case of Firm Shares sold by the Company, and to or on behalf of the Selling Shareholder, under instructions from the Selling Shareholder, in the case of Firm Shares sold by the Selling Shareholder, at the office of Cowen and Company, LLC (“Cowen”), 599 Lexington Avenue, 27th Floor New York, New York 10022, at 10:00 A.M., New York City time, on February 20, 2018 or at such other time not later than seven full business days thereafter as Cowen and the Company determine, such time being herein referred to as the “Closing Date.”  For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares.

Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date”, which may be the Closing Date, shall be determined by the Representatives as provided above.  The Company will deliver the Option Shares being purchased on each Option Closing Date to the Representatives through the facilities of DTC for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of the Company, at the above office of Cowen, at 10:00 A.M., New York City time on the applicable Option Closing Date.

5.                                      The Company covenants and agrees with each of the Underwriters as follows:

(a)                                 The Company, subject to Section 5(b), will comply with the requirements of Rule 430B under the Securities Act, and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statements shall become effective, or any supplement to the Preliminary Prospectus or the Prospectus or any amended prospectus shall have been filed, to furnish the Representatives with copies thereof upon the Representatives’ request, and to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act, (ii) when the Prospectus has been filed pursuant to Rule 424(b), (iii) of the receipt of any comments from the Commission for a period of one year after the Closing Date (or Option Closing Date, if applicable), (iv) of any request by the Commission for any amendment to the Registration Statements or any amendment or supplement to the Prospectus or for additional information for a period of one year after the Closing Date (or Option Closing Date, if applicable), (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statements or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and (vi) if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) completion of the distribution of the Shares within the meaning of the Securities Act and (B) completion of the 90-day restricted period referred to in Section 5(j) hereof.  The Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)                                 The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statements (including any filing under Rule 462(b) under the Securities Act), or any amendment, supplement or revision to the Prospectus and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)                                  The Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 5(c) shall require the Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified, or to file a general consent to service of process in any jurisdiction.

(d)                                 The Company has furnished or, upon the Representatives’ request, will deliver to the Representatives, without charge, three conformed copies of the Initial Registration Statements as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and conformed copies of all consents and certificates of experts, and will also, upon the Representatives’  request, deliver to the Representatives, without charge, a conformed copy of the Registration Statements as originally filed and of each amendment thereto (without exhibits) for each of the

Underwriters.  The copies of the Registration Statements and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)                                  The Company has delivered to each Underwriter, without charge, as many written and electronic copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act.  The Company will furnish to each Underwriter, without charge, prior to 5:00 P.M. on the business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f)                                   The Company will comply with the Securities Act and the Rules and Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus.  If at any time when, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statements or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statements or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Rules and Regulations, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement or to file under the Exchange Act any document that would be deemed to be incorporated by reference in the Prospectus as may be necessary to correct such statement or omission or to make the Registration Statements or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of written and electronic copies of such amendment or supplement as the Underwriters may reasonably request.  The Company will provide the Representatives with notice of the occurrence of any event during the period specified above that may give rise to the need to amend or supplement the Registration Statements or the Prospectus as provided in the preceding sentence promptly after the occurrence of such event.

(g)                                  The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date (for purposes of Rule 158 under the Securities Act) of the

Registration Statements occurs, an earnings statement (in form complying with the provisions of Rule 158(c) under the Securities Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statements.

(h)                                 The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds.”

(i)                                     The Company will use its best efforts to effect and maintain the listing of the Common Stock (including the Shares) on the NASDAQ Capital Market.

(j)                                    During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (1) the Shares to be sold hereunder, (2) the issuance of options to acquire shares of Common Stock, restricted stock units or other equity-based awards granted pursuant to the Company’s equity incentive plans existing on the date hereof that are referred to in the Prospectus, as such plans may be amended, (3) the issuance of shares of Common Stock upon the exercise of any such options, (4) the issuance of any shares of Common Stock issued by the Company upon the vesting or settlement of any restricted stock unit or performance share awards granted pursuant to the Company’s equity incentive plans existing on the date hereof that are referred to in the Prospectus, as such plans may be amended, (5) any shares of Common Stock issued upon the conversion of securities outstanding on the date of this Agreement in accordance with the existing terms of such securities and described in the Registration Statements, (6) any shares of Common Stock to be issued as payment of any accrued dividends on outstanding shares of the Company’s existing shares of preferred stock as described in the Registration Statements, (7) up to 5,000,000 shares of Common Stock to be issued pursuant to, and in accordance with, the earnout provision contained in Section 1.08(c) of that certain Agreement and Plan of Merger, dated December 22, 2016, by and among Hennessy Capital Acquisition Corp. II, HCAC Merger Sub, Inc., the Company and Don R. Daseke, solely in his capacity as the Stockholder Representative (as defined therein), and as described in the Registration Statement or (8) the entry into an agreement providing for the issuance of Common Stock or any securities convertible into or exercisable for Common Stock, and the issuance of any such securities pursuant to such an agreement, in connection with (i) the acquisition by the Company or any of its Subsidiaries of the securities, business, property or other assets of another person or entity, including pursuant to an employee benefit plan assumed by the Company in connection with such acquisition, or (ii) joint ventures, commercial relationships or other strategic transactions, and the issuance of any such securities pursuant to any such agreement, provided that the aggregate number of shares issued or issuable pursuant to this clause (8) does not exceed ten percent (10%) of the outstanding shares of Common Stock (as of the date of this Agreement) and prior to any such issuance, each recipient of any such securities shall have executed and delivered to the Representatives an agreement substantially in the form of Exhibit C hereto.

(k)                                 The Company, during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(l)                                     The Company will file with the Commission such information on Form 10-Q or Form 10-K as may be required pursuant to Rule 463 under the Securities Act.

(m)                             During a period of one year from the Closing Date (or Option Closing Date, if applicable), the Company will furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided that the Company will be deemed to have furnished or delivered to the Representatives such reports, communications and financial statements to the extent they are filed on EDGAR.

(n)                                 If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(o)                                 If so requested by the Representatives, the Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representatives an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of the most recent Preliminary Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions:  (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the Representatives and the other Underwriters to offerees and purchasers of the Shares, (ii) it shall disclose the same information as such paper Preliminary Prospectus or the Prospectus, as the case may be; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow investors to store and have continuously ready access to such Preliminary Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally).  The Company hereby confirms that, if so requested by the Representatives, it has included or will include in the Prospectus filed with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of such paper Preliminary Prospectus or the Prospectus to such investor or representative.

6.                                      The Company represents and agrees that it has not made or distributed and will not make or distribute any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act.

7.                                      The Selling Shareholder covenants and agrees with each of the Underwriters as follows:

(a)                                 The Selling Shareholder has duly authorized, executed and delivered to the Representatives a lock-up agreement in the form of Exhibit C hereto, enforceable against the Selling Shareholder in accordance with its terms.

(b)                                 The Selling Shareholder will deliver to the Representatives, prior to or at the Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibilities Act of 1982 with respect to the transactions contemplated by this Agreement.

8.                                      The Company and the Selling Shareholder covenant and agree with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, (a) the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company’s counsel, accountants and other advisors; (ii) filing fees and all other expenses in connection with the preparation, printing and filing of the Registration Statements, each Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(c), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (v) all fees and expenses in connection with listing the Common Stock (including the Shares) on the NASDAQ Capital Market; (vi) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by FINRA of the terms of the sale of the Shares; (vii) all fees and expenses in connection with the preparation, issuance and delivery of the Shares to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Underwriters; (viii) the cost and charges of any transfer agent or registrar; (ix) the transportation and other expenses incurred by the Company in connection with presentations to prospective purchasers of Shares (provided, however, that the Underwriters shall pay 50% of the cost of any aircraft chartered in connection with the road show); (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section;

provided, however, that in no event will the Company be obligated to reimburse the fees and disbursements of counsel for the Underwriters pursuant to Sections 8(iv) and (vi), in the aggregate, in excess of $25,000; and (b) except for any Registration Expenses (as such term is defined in the Amended and Restated Registration Rights Agreement, dated February 27, 2017, by and among the Company and the Holders party thereto, including the Selling Shareholder), which Registration Expenses shall be borne by the Company, the Selling Shareholder will pay or cause to be paid all expenses incident to the performance of the Selling Shareholder’s obligations under this Agreement which are not otherwise specifically provided for in this Section 8, including (i) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Shareholder to the Underwriters hereunder and (ii) the fees, disbursements and expenses of the Selling Shareholder’s counsel and other advisors, if any. It is understood that, subject to this Section 8 and Sections 10 and 13, the Underwriters will pay all of their costs and expenses associated with the transactions contemplated hereunder, including all fees and disbursements of their counsel.

9.  The several obligations of the Underwriters hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by the Company and the Selling Shareholder of their obligations hereunder and to the following additional conditions:

(a)                                 The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 5(a); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statements or any part thereof or the Prospectus or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction.

(b)                                 The respective representations and warranties of the Company and the Selling Shareholder contained herein are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each of the Company and the Selling Shareholder shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c)                                  Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any

Subsidiary by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(d)                                 (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statements and the Prospectus, (1) there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or (2) there shall not have been any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, considered as one enterprise, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(e)                                  the Representatives shall have received (i) on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of two executive officers of the Company, at least one of whom has specific knowledge about the Company’s financial matters, satisfactory to the Representatives, to the effect (1) set forth in Sections 9(b) (with respect to the representations, warranties, agreements and conditions of the Company) and 9(c), (2) that none of the situations set forth in clause (i) or (ii) of Section 9(d) shall have occurred and (3) that no stop order suspending the effectiveness of the Registration Statements has been issued and to the knowledge of the Company, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission, and (ii) on and as of the Closing Date, a certificate of the Selling Shareholder, satisfactory to the Representatives, to the effect set forth in Section 9(b) (with respect to the representations, warranties, agreements and conditions of the Selling Shareholder);

(f)                                   On the Closing Date or Option Closing Date, as the case may be, Vinson & Elkins L.L.P., counsel for the Company, shall have furnished to the Representatives their favorable written opinions, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, substantially in the form set forth in Exhibit A hereto and to such further effect as counsel for the Underwriters may reasonably request.

(g)                                  On the Closing Date, Ellenoff Grossman & Schole LLP, counsel for the Selling Shareholder, shall have furnished to the Representatives their favorable written opinion, dated the Closing Date, in form and substance satisfactory to counsel for Underwriters, substantially in the form set forth in Exhibit B hereto and to such further effect as counsel for the Underwriters may reasonably request.

(h)                                 On the date hereof, each of Grant Thornton LLP (with respect to each of the Company, Lyons Capital LLC and subsidiaries and Moore Freight Services, Inc. and affiliates), Withum Smith+Brown, PC, Somerset CPAs, P.C., Boring & Goins, P.C. and BDO USA, LLP shall have furnished to the Representatives a letter, dated the date of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statements and the Prospectus.

(i)                                     On the Closing Date or Option Closing Date, as the case may be, the Representatives shall have received from each of Grant Thornton LLP (with respect to each of the Company, Lyons Capital LLC and subsidiaries and Moore Freight Services, Inc. and affiliates), Withum Smith+Brown, PC, Somerset CPAs, P.C., Boring & Goins, P.C. and BDO USA, LLP a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter or letters furnished pursuant to Section 9(h), except that the specified date referred to shall be a date not more than three business days prior to the Closing Date or such Option Closing Date, as the case may be.

(j)                                    On the Closing Date or Option Closing Date, as the case may be, Sidley Austin LLP, counsel for the Underwriters, shall have furnished to the Representatives their favorable opinion dated the Closing Date or the Option Closing Date, as the case may be, with respect to the due authorization and valid issuance of the Shares, the Registration Statements, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(k)                                 The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on the NASDAQ Capital Market, subject to official notice of issuance.

(l)                                     FINRA shall have approved the Registration Statements for clearance and shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(m)                             The Representatives shall have received “lock-up” agreements, each substantially in the form of Exhibit C hereto, from the Selling Shareholder and all of the executive officers and directors of the Company and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(n)                                 On or prior to the Closing Date or Option Closing Date, as the case may be, the Company and the Selling Shareholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives shall reasonably request.

(o)                                 On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NASDAQ Capital Market; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Capital Market; (iii) a general moratorium on commercial banking activities declared by any of Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus;

(p)                                 On the date hereof and on the Closing Date or Option Closing Date, as the case may be, the Company shall have furnished to the Representatives certificates providing “management comfort” with respect to certain financial data contained in the Registration Statements, the Pricing Disclosure Package and the Prospectus, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives, of the Company’s chief financial officer.

If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 13, by the Representatives by notice to the Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 13.

10.                               (a)

(1)                                 The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statements, as originally filed or any amendment thereof, the Registration Statements, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any “roadshow” presentation, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Initial Registration Statements, as originally filed or any amendment thereof, the Registration

Statements, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of any Underwriter through Cowen expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter is the information described as such in Section 10(b) below.

(2)                                 The Selling Shareholder agrees to indemnify and hold harmless (i) each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made in the Initial Registration Statements, as originally filed or any amendment thereof, the Registration Statements, or any post-effective amendment thereof, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon, and in conformity with, the information relating to the Selling Shareholder furnished to the Company or the Representatives by the Selling Shareholder expressly for use therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished to the Company or the Representatives by the Selling Shareholder expressly for use therein; provided, however, that the indemnity agreement contained in this Section 10(a)(2) shall not require any the Selling Shareholder to indemnify, hold harmless or reimburse the Underwriters for an amount in excess of the gross sale price of the Shares sold by the Selling Shareholder pursuant to this Agreement.

(b)                                 Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, the Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statements, and each other person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Initial Registration Statements, as originally filed or any amendment thereof, the Registration Statements, or any post-effective amendment thereof, or any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such Underwriter through Cowen expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession figure appearing in the paragraph under the caption “Underwriting—Commissions and Expenses” and the information contained in the paragraph under the caption “Underwriting—Passive Market-Making,” the second and third sentence of the first paragraph, the second paragraph, the fourth paragraph and the fifth paragraph under the caption “Underwriting— Short Sales, Stabilizing Transactions and Penalty Bids” and the paragraph under the caption “Underwriting—Electronic Distribution.”

(c)                                  Promptly after receipt by an indemnified party under Section 10(a) or 10(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 10, except to the extent that the indemnifying party has been materially prejudiced, through the forfeiture of substantive rights or defenses, by such failure).  In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnified party).  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded based on the advice of outside counsel that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of such counsel shall be borne by the indemnifying parties.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties who are parties to any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 10(a), shall be selected by Cowen.  No indemnifying party shall, without the written consent of the indemnified party (which such consent shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholder and the Underwriters from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Shareholder and the Underwriters in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company, the Selling Shareholder and the Underwriters from the offering of the Shares shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by each of the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(d).  The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 10(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The aggregate liability of the

Selling Shareholder under this Section 10(d) shall be limited to an amount equal to the gross sale price of the Shares sold by the Selling Shareholder under this Agreement.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this Section 10(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)                                  The obligations of the parties to this Agreements contained in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

11.                               If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, the Representatives may make arrangements satisfactory to the Company and the Selling Shareholder for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be.  If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to the Representatives, the Company and the Selling Shareholder for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, subject to the provisions of Section 13, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder, except as provided in Section 13.  Nothing herein will relieve a defaulting Underwriter from liability for its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statements or Prospectus or in any other documents or arrangements.  As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

12.                               Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 13, in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, (a) trading generally on the NYSE American or the New York Stock Exchange or on the NASDAQ Global Select Market or the NASDAQ Global Market or the NASDAQ Capital Market shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by the Company or any Subsidiary shall have been suspended on any exchange or in any over-the-counter market, (c) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, or (d) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares.

If this Agreement is terminated pursuant to this Section 12, such termination will be without liability of any party to any other party except as provided in Section 13 hereof.

13.                               The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Shareholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, the Selling Shareholder, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares.  If this Agreement is terminated pursuant to Section 9, 11 or 12 or if for any reason the purchase of any of the Shares by the Underwriters is not consummated, the Company and the Selling Shareholder shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 8, the respective obligations of the Company, the Selling Shareholder and the Underwriters pursuant to Section 10 and the provisions of Sections 13, 14 and 17 shall remain in effect and, if any Shares have been purchased hereunder the representations and warranties in Section 1 and all obligations under Section 5, Section 6 and Section 7 shall also remain in effect.  If this Agreement shall be terminated by the Underwriters, or any of them, under Section 9 or otherwise because of any failure or refusal on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of the Company or the Selling Shareholder shall be unable to perform its obligations under this Agreement or any condition of the Underwriters’ obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

14.                               This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Shareholder and the Underwriters, the officers and directors of the Company referred to herein, any controlling persons referred to herein and their respective successors and assigns.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

15.                               All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be given to the Representatives, c/o Cowen and Company, LLC, 599 Lexington Avenue, 27th Floor, New York, New York 10022 (fax no.: 646-562-1124); Attention: General Counsel; and c/o Stifel, Nicolaus & Company, Incorporated, One South Street, Baltimore, Maryland 21202 (fax no.: 443-224-1273); Attention:  Syndicate Department.  Notices to the Company shall be given to it at Daseke, Inc., 15455 Dallas Parkway, Suite 550, Addison, TX 75001 (fax no.: 972-248-0942); Attention:  Soumit Roy, General Counsel.  Notices to the Selling Shareholder shall be given to c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 (fax no.: 212-370-7889); Attention: Stuart Neuhauser, Esq.

16.                               This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

17.                               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS.

18.                               The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

19.                               The Company and the Selling Shareholder acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Shareholder on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, the Selling Shareholder or their respective stockholders, creditors, employees or any other party, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company or the Selling Shareholder except the obligations expressly set forth in this Agreement, and (iv) the Company and the Selling Shareholder has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company and the Selling Shareholder severally agrees that it each will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Shareholder, in connection with such transaction or the process leading thereto.

20.                               The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions.  The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transaction for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

21.                               Notwithstanding anything herein to the contrary, the Company and the Selling Shareholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholder relating to that treatment and structure, without the Underwriters imposing any limitation of any kind.  However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws.  For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

22.                               This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Shareholder and the Underwriters, or any of them, with respect to the subject matter hereof.

23.                               The Company, the Selling Shareholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Shareholder and the Underwriters.

Very truly yours,

DASEKE, INC.

By:	/s/ R. Scott Wheeler
	Name:	R. Scott Wheeler
	Title:	President

SELLING SHAREHOLDER

/s/ Kevin M. Charlton
Name: Kevin M. Charlton

Accepted as of the date hereof:

COWEN AND COMPANY, LLC
STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:	Cowen and Company, LLC

By:	/s/ Christopher Weekes
Title: Managing Director

By:	Stifel, Nicolaus & Company, Incorporated

By:	/s/ Brian Green
Title: Managing Director

For themselves and as Representatives of the other Underwriters named in Schedule I hereto

SCHEDULE I

Number of Firm Shares
Underwriter	to be Purchased

Cowen and Company, LLC	2,587,500

Stifel, Nicolaus & Company, Incorporated	2,587,500

Craig-Hallum Capital Group LLC	1,237,500

Northland Securities, Inc.	637,500

Seaport Global Securities LLC	300,000

The Buckingham Research Group Incorporated	150,000

Total:	7,500,000

SCHEDULE II

Number of Firm Shares
Selling Shareholder	to be Sold

Kevin M. Charlton	80,000

Total:	80,000

SCHEDULE III

Number of Firm Shares: 7,500,000

Number of Option Shares: 1,125,000

Public Offering Price: $10.60

Underwriting Discounts and Commissions: 5.75%

EXHIBIT A

OPINIONS OF COUNSEL TO THE COMPANY

1.                                      The Company has been duly incorporated, is validly existing as a corporation and in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statements, the Pricing Disclosure Package and the Prospectus.

2.                                      Each of the Significant Subsidiaries is validly existing as a corporation or limited liability company and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business as a foreign corporation or limited liability company and is in good standing in each jurisdiction set forth in Exhibit A hereto, and has the corporate or limited liability company power and authority to own or lease, as the case may be, and operate its respective properties and to conduct its business as described in the Registration Statements, the Pricing Disclosure Package and the Prospectus, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries, considered as one enterprise.

3.                                      The Company currently owns, directly or through its subsidiaries,  all of the issued and outstanding capital stock (or other ownership interests) of each Significant Subsidiary free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for those arising under or in connection with the Company’s Term Loan Agreement, dated as of February 27, 2017 and as amended by Amendment No. 1 to the Term Loan Agreement, dated as of August 16, 2017, and Amendment No. 2 to the Term Loan Agreement, dated as of November 28, 2017, or its Fifth Amended and Restated Revolving Credit and Security Agreement, dated as of February 27, 2017 and as amended by the First Amendment to Fifth Amended and Restated Revolving Credit and Security Agreement, dated as of August 31, 2017, and the Second Amendment to Fifth Amended and Restated Revolving Credit and Security Agreement, dated as of November 28, 2017, and as described in the Registration Statements, the Pricing Disclosure Package or the Prospectus.

4.                                      The Company has an authorized equity capitalization as set forth in the Registration Statements, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company issued on or after February 27, 2017 have been duly authorized and validly issued and are fully paid and non-assessable; the capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Registration Statements, the Pricing Disclosure Package and the Prospectus.

5.                                      The Company Shares have been duly authorized in accordance with the Governing Documents and, when issued and delivered by the Company to the Underwriters upon payment therefor in accordance with the Underwriting Agreement, will be validly issued in accordance with the Governing Documents, free of preemptive rights under federal law, the Delaware General Corporation Law (the “DGCL”) or the Governing Documents, fully paid and non-assessable; the Selling Stockholder Shares are free of preemptive rights under federal law, the DGCL or the Governing Documents.

6.                                      The Company Shares, when issued and delivered, will conform in all material respects as to legal matters to the description thereof contained in the Registration Statements, the Pricing Disclosure Package and the Prospectus.

7.                                      The Company is not and, after giving effect to the offering and sale of the Company Shares as contemplated herein and the application of the net proceeds therefrom as described in the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940.

8.                                      The statements set forth in the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus under the captions “Description of Capital Stock” and “Underwriting,” to the extent that they constitute descriptions or summaries of the terms of the Common Stock, the documents referred to therein, the Company’s charter or by-laws, or refer to statements of federal law, the laws of the State of Delaware or legal conclusions, are correct in all material respects.

9.                                      The Registration Statements have been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b); and to our knowledge after reasonable investigation, no stop order suspending the effectiveness or use of the Registration Statements or Prospectus has been issued under the Securities Act and no proceedings for that purpose have been instituted or threatened by the Commission.

10.                               Each of the Registration Statements, at the time they were declared effective, the Pricing Disclosure Package, as of the Applicable Time, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) under the Securities Act and at the date hereof (in each case, including any documents incorporated by reference therein but excluding (a) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon and (b) any other financial or accounting information, in each case included in or omitted from the Registration Statements, the Pricing Disclosure Package and the Prospectus, as to which we express no opinion), appears on their face to comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

11.                               The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

12.                               The execution and delivery of the Underwriting Agreement by the Company does not, and the performance by the Company of its obligations under the Underwriting Agreement, the offering, issuance and sale of the Company Shares pursuant to the terms of the Underwriting Agreement and the application of the proceeds from the sale of the Company Shares as described under “Use of Proceeds” in the Prospectus will not, (a) result in a breach or default (or an event that, with notice or lapse of time or both, would constitute such an event) under any agreement that is filed as an exhibit to the Registration Statements, the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 or Quarterly Reports on Form 10-Q for the quarter ended March 31, 2017, the quarter ended June 30, 2017 and the quarter ended September 30, 2017 or the Current Reports on Form 8-K filed on August 22, 2017 and September 22, 2017 or referenced on the Current Reports on Form 8-K filed on December 4, 2017 and December 7, 2017; (b) violate the provisions of the Governing Documents or the similar organizational documents of any Significant Subsidiary; (c) violate any federal, New York or Texas statute, rule or regulation applicable to the Company or the Delaware General Corporation Law (the “DGCL”); or (d) violate any orders or judgments known to us of any court or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary or any of their properties, except, with respect to clauses (a), (c) and (d), as would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Company and the Company’s subsidiaries to consummate the transactions contemplated by the Underwriting Agreement in connection with the offering, issuance and sale of the Company Shares by the Company (a “Material Adverse Effect”); it being understood that we express no opinion in clauses (c) or (d) of this paragraph (2) with respect to any federal or state securities, Blue Sky or anti-fraud laws, rules or regulations.

13.                               No consent, approval, authorization or order of, registration or qualification with any federal, Texas or New York court or governmental agency or governmental agency acting pursuant to the DGCL is required to be obtained or made by the Company or any of the Significant Subsidiaries for the execution, delivery and performance by the Company of the Underwriting Agreement, the compliance by the Company with the terms thereof and the issuance and sale of the Company Shares by the Company being delivered on the date hereof pursuant to the Underwriting Agreement, except (i) as have been obtained or made, (ii) for such consents, approvals, authorizations, orders, registrations or qualifications as may be required under applicable federal or state securities or Blue Sky laws, or (iii) for such consents, approvals, authorizations, orders, registrations or qualifications that, if not obtained, have not or would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

We have participated in conferences with representatives of the Company and with representatives of its independent accountants and representatives of and counsel for the Underwriters at which conferences the contents of the Registration Statements, the Pricing Disclosure Package and the Prospectus and related matters were discussed.  Although we have not undertaken to determine independently, and do not assume any responsibility for, or express any opinion regarding (other than listed in paragraph (8) above), the accuracy, completeness or fairness of the statements contained in the Registration Statements, the Pricing Disclosure Package or the Prospectus, based upon the participation described above (relying as to factual matters upon statements of fact made to us by representatives of the Company), nothing has come to our attention to cause us to believe that:

a.                                      the Registration Statements, at the time they became effective (including the information, if any, deemed pursuant to Rule 430B to be part of the Registration Statements at the time of effectiveness), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

b.                                      the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

c.                                       the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

except that in each case, we do not express any belief with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditors’ report thereon, or (ii) any other financial or accounting information, in each case included in or omitted from the Registration Statements, the Pricing Disclosure Package and the Prospectus.

EXHIBIT B

OPINION OF COUNSEL TO SELLING SHAREHOLDER

1.                                      The Underwriting Agreement has been duly executed and delivered by the Selling Stockholder.

2.                                      The sale of the Shares to be sold by  the Selling Stockholder under the Underwriting Agreement, the execution and delivery of the Underwriting Agreement by the Selling Stockholder, the compliance by the Selling Stockholder with all of the provisions of the Underwriting Agreement applicable to the Selling Stockholder, and consummation by the Selling Stockholder of the transactions contemplated therein, do not and will not violate, conflict with or constitute a breach of: (i) any of the terms or provisions of, or constitute a default under, any of the agreements listed on Schedule I hereto, (ii) any Applicable Law applicable to the Selling Stockholder or the transactions contemplated by the Underwriting Agreement, or (iii) to our knowledge, any judgment, decree or order of any court or any other agency of government that is applicable to the Selling Stockholder.

3.                                      No consent, approval, authorization, license, registration, qualification or order of any court or any federal, state or foreign governmental or regulatory authority is required to be obtained or made by the Selling Stockholder in connection with the consummation of the transactions related to the Selling Stockholder contemplated by the Underwriting Agreement.

4.                                      Upon payment for the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement, registration of such Shares in the name of Cede & Co. or another nominee of The Depository Trust Company (“DTC”) and the crediting of such Shares on the books of DTC to securities accounts of the Underwriter (assuming that the Underwriter does not have notice of any adverse claim within the meaning of Section 8-105 of the NYUCC as to such Shares), (A)  under Section 8-501 of the NYUCC, the Underwriter will acquire a valid security entitlement in respect of such Shares and (B) no action based on any “adverse claim” (within the meaning of Section 8-102 of the NYUCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement.

5.                                      The 24,949,885 shares of Common Stock outstanding as of February 27, 2017, immediately prior to the Company’s business combination (the “February 2017 Outstanding Shares”), were, when issued, duly authorized, validly issued, fully paid and non-assessable.

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

February 14, 2018

DASEKE, INC.

15455 DALLAS PARKWAY

SUITE 440

ADDISON, TX 75001

COWEN AND COMPANY, LLC

STIFEL, NICOLAUS & COMPANY, INCORPORATED

c/o Cowen and Company, LLC

599 Lexington Avenue, 27th Floor

New York, New York 10022

Ladies and Gentlemen:

This letter agreement (this “Agreement”) relates to the proposed Underwriting Agreement (the “Underwriting Agreement”) by and among Daseke, Inc., a Delaware corporation (the “Company”), Cowen and Company, LLC and Stifel, Nicolaus & Company, Incorporated, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), and the selling stockholders named therein.

In order to induce the Underwriters to enter into and consummate the transactions contemplated by the Underwriting Agreement, the undersigned hereby agrees that, from the date hereof until 90 days after the date set forth on the cover of the final prospectus supplement (the “Public Offering Date”) used to sell shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), pursuant to the Underwriting Agreement (such 90 day period being referred to herein as the “Lock-Up Period”), the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse or family member not to): (i) sell, offer to sell, contract or agree to sell (including any short sale), hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder (the “Exchange Act”), or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock held of record by the undersigned on or after the date hereof (or by any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, or any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse or family member) (such shares, collectively, the “Lock-up Shares”), (ii) enter into a transaction which would have the same effect as clause (i), (iii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, in cash or otherwise, or (iv) publicly announce any intention to effect any transaction specified in clause (i), (ii) or (iii).

[The foregoing restrictions shall not apply to shares of Common Stock sold by the undersigned as a selling stockholder in the proposed public offering pursuant to the Underwriting Agreement.](1)

In addition, the undersigned agrees that, during the Lock-Up Period, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion), the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, including pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause its transfer agent for the Lock-up Shares to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Lock-up Shares for which the undersigned is the record holder and, in the case of Lock-up Shares for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Lock-up Shares, if such transfer would constitute a violation or breach of this Agreement.

Any Common Stock received upon exercise of options granted to the undersigned will also be subject to this Agreement.  Any Common Stock acquired by the undersigned in the open market on or after the Public Offering Date will not be subject to this Agreement.

Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-up Shares during the undersigned’s lifetime or on death (or, if the undersigned is not a natural person, during its existence) (i) if the undersigned is not a natural person, to its direct or indirect equity holders or to any of its other affiliates, (ii) to the immediate family members (including spouses, significant others, lineal descendants, brothers and sisters) of the undersigned, (iii) to a family trust, foundation or partnership established for the exclusive benefit of the undersigned, its equity holders or any of their respective immediate family members, (iv) to a charitable foundation controlled by the undersigned, its equityholders or any of their respective immediate family members, or (v) by will or intestacy to the undersigned’s immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and a member or members of the undersigned’s immediate family or a charitable foundation controlled by any such persons; provided, however, that in each such case, any such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to the Representatives, agreeing to be bound by these transfer restrictions and the other terms and conditions of this Agreement.  Additionally, the undersigned may establish any contract, instruction or plan that satisfies all of

(1)  NTD:  Bracketed language only applies to selling stockholder lock-up form (not D&O form).

the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that (a) no sales or other transfers of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period and (b) no public report or filing with the Commission under the Exchange Act shall be made during the first 45 days of the Lock-Up Period in connection with the establishment of such Rule 10b5-1 Plan and, thereafter, to the extent the establishment of such Rule 10b5-1 Plan is required to be reported in any public report or filing with the Commission under the Exchange Act during the Lock-Up Period, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Lock-Up Period.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and its successors and assigns.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before March 31, 2018.

Very truly yours,

Printed Name:
Date: